Securities and Exchange Commission
                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 5, 2004


                           The Phoenix Companies, Inc.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       1-16517                 06-0493340
-----------------------------   --------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


      One American Row, Hartford, CT                     06102-5056
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 (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:        (860) 403-5000
                                                    ----------------------------



                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 10.  AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS,
          OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

          On February 5, 2004, the Board of Directors of The Phoenix Companies, Inc. approved an amended Code of Conduct applicable to all of the Company's Directors and employees. The amendments were primarily technical, administrative or non-substantive except for: (i) the addition of a new section on market timing; and (ii) modification of the section concerning monitoring of compliance with the code. The amended code may be viewed on the company website (PhoenixWealthManagement.com) in the Investor Relations section. (This URL is intended to be an inactive textual reference only. It is not intended to be an active hyperlink to our website. The information on the website which might be accessible through a hyperlink resulting from this URL is not intended to be and is not part of this report and is not incorporated herein by reference).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PHOENIX COMPANIES, INC.


Date: February 9, 2004                 By: /s/ Carole A. Masters
                                           -------------------------------------
                                           Name:  Carole A. Masters
                                           Title: Vice President